Execution Version

REAFFIRMATION AGREEMENT, dated as of May 26, 2015 (this “Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) the Grantors listed on Schedule A hereto (the “Reaffirming Parties”), (c) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (d) The Bank of New York Mellon, as trustee under the September 2012 Senior Secured Notes Indenture (as defined below) (in such capacity, the “September 2012 Trustee”), (e) The Bank of New York Mellon, as trustee under the August 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “August 2011 Trustee”), (f) The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “February 2011 Trustee”), (g) The Bank of New York Mellon, as trustee under the October 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “October 2010 Trustee”), and (h) The Bank of New York Mellon as collateral agent (the “Collateral Agent”) and Wilmington Trust (London) Limited as a collateral agent (the “Additional Collateral Agent”) (together, the Collateral Agent and the Additional Collateral Agent are referred to as the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
A.    The Administrative Agent, the Collateral Agents and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement, the Credit Agreement (as defined below) or Amendment No. 9 (as defined below), as applicable.
B.    Pursuant to the Loan Modification Agreement and Amendment No. 9 dated as of February 25, 2015 (“Amendment No. 9”), related to the Third Amended and Restated Credit Agreement dated as of September 28, 2012, among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Credit Agreement has been amended to, among other things, (i) provide that the Borrowers shall not be required to use Excepted Asset Sale Net Cash Proceeds to prepay the Term Loans of all Term Lenders) in certain circumstances, so long as such net cash proceeds are used to redeem, repurchase or otherwise retire Senior Secured Notes, Senior Unsecured Notes, November 2013 Senior Unsecured Notes and/or Subordinated Notes, (ii) increase the Applicable Margins of the Term Loans and (iii) provide that extensions of credit denominated in Dollars may be made under the European Revolving Credit Commitments.
C.    Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer Inc. and Reynolds Group Issuer LLC (collectively, the “Issuers”) (as successors to the Escrow Issuers (as defined in the October 2010 Senior Secured Notes Indenture)), the Collateral Agents, the October 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (as amended or supplemented prior to the date hereof, the “October 2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On November 16, 2010, in connection with such issuance, the October 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
D.    The Issuers, the Collateral Agents, the February 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (as amended or supplemented prior to the date hereof, the “February 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On February 1, 2011, in connection with such issuance, the February 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
E.    The Issuers (as successors to the Escrow Issuers (as defined in the August 2011 Senior Secured Notes Indenture)), the Collateral Agents, the August 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of August 9, 2011 (as amended or supplemented prior to the date hereof, the “August 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 8, 2011, in connection with such issuance, the August 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
F.    The Issuers, the Collateral Agents, the September 2012 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated as of September 28, 2012 (the “September 2012 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 28, 2012, in connection with such issuance, the September 2012 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
G.    Certain of the Reaffirming Parties are party to one or more of the Reaffirmed Security Documents (as defined below).
H.    Each Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the consummation of the transactions contemplated by Amendment No. 9.
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

Reaffirmation
SECTION 1.01.    Reaffirmation. (a) Each Reaffirming Party (i) agrees that, notwithstanding the effectiveness of Amendment No. 9 or the consummation of the transactions contemplated thereby, each of the Security Documents (as each may have been amended, modified and/or confirmed on or prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to any additional Bank Obligations having arisen or arising as a result of Amendment No. 9, which continue to be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement.
(b)    Each Reaffirming Party hereby (i) ratifies and affirms Amendment No. 9 and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of Amendment No. 9, its guarantee provided pursuant to Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including any additional Bank Obligations having arisen or arising as a result of Amendment No. 9.
(c)    Each of the Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, all additional Bank Obligations having arisen or arising as a result of Amendment No. 9 constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B (subject to certain exceptions in respect of the documentation listed in Schedule B that is governed by the laws of Quebec and Germany).
(d)    Each of the Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Reaffirming Party created under the First Lien Intercreditor Agreement or under any Guarantor Joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations following the effectiveness of Amendment No. 9 and the consummation of the transactions contemplated thereby.
ARTICLE II

Representations and Warranties
SECTION 2.01.    Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Effect and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
SECTION 2.02.    Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
SECTION 2.03.    Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.
SECTION 2.04.    Grantors. Holdings hereby represents and warrants as of the date hereof that each Reaffirming Party and the Grantors listed on Schedule C (which are not signatories hereto) hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.
ARTICLE III

Miscellaneous
SECTION 3.01.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement; provided that all communications and notices to Wilmington Trust (London) Limited hereunder shall be given to it at the address set forth below, or to such other address as Wilmington Trust (London) Limited may hereafter specify.
Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London EC2R 7AF
Facsimile: +44 (0)20 7397 3601
Attention: Elaine Lockhart and Paul Barton
SECTION 3.02.    Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.
SECTION 3.03.    Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof, which when taken together bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee and the October 2010 Trustee, shall have been received by each of the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee and the October 2010 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
SECTION 3.04.    No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.
SECTION 3.05.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 3.06.    No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which shall continue in full force and effect.
SECTION 3.07.    Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
SECTION 3.08.    Language. The parties hereto confirm that they have expressly requested that this Agreement and all related documents be drafted in English. Les parties aux présentes confirment avoir expressément demandé que la présente convention et tous les documents s’y rapportant soient rédigés en anglais.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED,
by
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

and witnessed by,
/s/ Frank Y. Liao
Name: Frank Y. Liao
Title: Associate
Occupation: Attorney

Brazil

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.,
By
/s/ Eduardo Gianesi
Name: Eduardo Gianesi
Title:

Canada

EVERGREEN PACKAGING CANADA LIMITED,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

PACTIV CANADA INC.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

REYNOLDS CONSUMER PRODUCTS CANADA INC.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Germany

CLOSURE SYSTEMS INTERNATIONAL MACHINERY (GERMANY) GMBH,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory
PACTIV-OMNI GERMANY HOLDINGS GMBH,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory
Mexico

CSI EN ENSENADA, S. DE R.L. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Mexico

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.,

/s/ Carl John Getz
Name: Carl John Getz
Title: Director A

/s/ Orangefield (Netherlands) B.V.
Name: Orangefield (Netherlands) B.V.
Title: Director B

EVERGREEN PACKAGING INTERNATIONAL B.V.,

/s/ Carl John Getz
Name: Carl John Getz
Title: Director B

REYNOLDS PACKAGING INTERNATIONAL B.V.,

/s/ Carl John Getz
Name: Carl John Getz
Title: Director A

/s/ Orangefield (Netherlands) B.V.
Name: Orangefield (Netherlands) B.V.
Title: Director B

United States

PACTIV LLC,
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent, by
/s/ Catherine F. Donohue
Name: Catherine F. Donohue
Title: Vice President

THE BANK OF NEW YORK MELLON, in its capacity as September 2012 Trustee, August 2011 Trustee, February 2011 Trustee and October 2010 Trustee,
by
/s/ Catherine F. Donohue
Catherine F. Donohue
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by
/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

by
/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Additional Collateral Agent,

/s/ Paul Barton
Name: Paul Barton
Title: Director

List of the Reaffirming Parties

JURISDICTION	ENTITY
BRAZIL	1. Closure Systems International (Brazil) Sistemas de Vedação Ltda.
CANADA	2. Evergreen Packaging Canada Limited 3. Pactiv Canada Inc. 4. Reynolds Consumer Products Canada Inc.
GERMANY
5. Closure Systems International Machinery (Germany) GmbH
6. Omni-Pac Ekco GmbH Verpackungsmittel
7. Omni-Pac GmbH Verpackungsmittel
8. Pactiv Deutschland Holdinggesellschaft mbH
9. Pactiv-Omni Germany Holdings GmbH

MEXICO
10. CSI en Ensenada, S. de R.L. de C.V.
11. CSI en Saltillo, S. de R.L. de C.V.
12. CSI Tecniservicio, S. de R.L. de C.V.
13. Grupo CSI de Mexico, S. de R.L. de C.V.
14. Pactiv Foodservice México, S. de R.L. de C.V.
15. Grupo Corporativo Jaguar, S.A. de C.V.
16. Servicios Industriales Jaguar, S.A. de C.V.
17. Servicio Terrestre Jaguar, S.A. de C.V.
18. Pactiv Mexico, S. de R.L. de C.V.

THE NETHERLANDS	19. Closure Systems International B.V. 20. Evergreen Packaging International B.V. 21. Reynolds Packaging International B.V.
UNITED STATES	22. Pactiv LLC

Part I
List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
BRAZIL
Quota Pledge Agreement between The Bank of New York Mellon, Closure Systems International B.V., Closure Systems International Holdings, Inc., Closure Systems International (Brazil) Sistemas de Vedação Ltda. and SIG Euro Holding AG & Co. KGaA dated as of January 29, 2010.

Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Accounts Pledge Agreement between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Pledge Agreement over Inventory, Equipment and other Assets between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.
“Secured Obligations”
BRITISH VIRGIN ISLANDS	Share charge dated December 2, 2009 granted by Closure Systems International B.V. over shares in CSI Latin American Holdings Corporation.	“Secured Liabilities”
CANADA
Canadian General Security Agreement dated as of December 2, 2009 granted by Closure Systems International (Canada) Limited (a predecessor of Pactiv Canada Inc.) to The Bank of New York Mellon, as collateral agent.

Canadian General Security Agreement dated as of May 4, 2010 granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of May 4, 2010 granted by Evergreen Packaging International B.V. in favour of The Bank of New York Mellon in respect of shares in Evergreen Packaging Canada Limited.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Canadian General Security Agreement dated as of September 1, 2010 granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of September 1, 2010 granted by Reynolds Packaging International B.V. in favour of The Bank of New York Mellon, relating to shares in Pactiv Canada Inc., as amended by an amending agreement No. 1 dated April 28, 2011, an amending agreement No. 2 dated April 28, 2011, an amending agreement No. 3 dated July 1, 2011, an amending agreement No. 4 dated January 1, 2012 and an amending agreement No. 2 dated June 30, 2014.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Canadian General Security Agreement dated as of November 16, 2010 granted by Pactiv Canada Inc. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of November 16, 2010 granted by Newspring Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of November 16, 2010 granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon, relating to shares in Dopaco Canada, Inc. as amended by Amending Agreement No. 1 dated April 28, 2011 and Amending Agreement No. 2 dated May 2, 2011 (each delivered by Reynolds Food Packaging Canada Inc., a predecessor of Pactiv Canada Inc.) and an amending agreement No. 3 dated July 1, 2011 and an amending agreement No. 4 dated January 1, 2012 (each delivered by Pactiv Canada Inc. as successor to Reynolds Food Packaging Canada Inc.).

Canadian General Security Agreement dated as of November 16, 2010 granted by 798795 Ontario Limited (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Garven Incorporated. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Dopaco Canada, Inc. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Conference Cup Ltd. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of June 30, 2014 granted by Reynolds Consumer Products Canada Inc. to The Bank of New York Mellon, as collateral agent.
“Obligations”
GERMANY
Notarial share pledge agreement dated March 2, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac GmbH Verpackungsmittel.

Notarial share pledge agreement dated September 8, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac GmbH Verpackungsmittel.

Notarial share pledge agreement dated November 7, 2012 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac GmbH Verpackungsmittel.

Notarial share pledge agreement dated February 14, 2014 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac GmbH Verpackungsmittel.

Account Pledge Agreement dated March 2, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 7, 2012 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated February 14, 2014 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Omni-Pac Ekco GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Omni-Pac Ekco GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 7, 2012 and entered into between Omni-Pac Ekco GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated February 14, 2014 and entered into between Omni-Pac Ekco GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Omni-Pac GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated September 8, 2011 and entered into between Omni-Pac GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 7, 2012 and entered into between Omni-Pac GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated February 14, 2014 and entered into between Omni-Pac GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Global Assignment Agreement dated February 14, 2014 and entered into by Closure Systems International Machinery (Germany) GmbH as assignor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated February 14, 2014 and entered into between Closure Systems International Machinery (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Notorial share pledge agreement dated December 18, 2014 and entered into between Pactiv-Omni Germany Holdings GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to shares in Pactiv Deutschland Holdinggesellschaft mbH.

Notorial share pledge agreement dated December 18, 2014 entered into by Reynolds Packaging International B.V. relating to shares in Pactiv-Omni Germany Holdings GmbH.

Notarial share pledge agreement dated March 2, 2011 and entered into between Pactiv Corporation (now Pactiv LLC) and Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) as pledgors and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Deutschland Holdinggesellschaft mbH.

Notarial share pledge agreement dated September 8, 2011 and entered into between Pactiv Corporation (now Pactiv LLC) and Pactiv Hamburg Holdings GmbH (now merged into SIG Beteiligungs GmbH) as pledgors and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Deutschland Holdinggesellschaft mbH.

Notarial share pledge agreement dated November 7, 2012 and entered into between Pactiv LLC (formerly Pactiv Corporation) and SIG Beteiligungs GmbH as pledgors and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Deutschland Holdinggesellschaft mbH.

Notarial share pledge agreement dated February 14, 2014 and entered into between Pactiv LLC (formerly Pactiv Corporation) and SIG Beteiligungs GmbH as pledgors and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Deutschland Holdinggesellschaft mbH.
“Obligations”
JAPAN
Amended and Restated Blanket Security over Shares Agreement dated 1 November 2014 among Closure Systems International B.V. as pledger in respect of shares of Closure Systems International Japan Limited.

MEXICO
Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated January 29, 2010 executed by and among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI en Ensenada, S. de R.L. de C.V., and CSI Tecniservicio, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated January 29, 2010 executed by and among Grupo CSI de México, S. de R.L. de C.V., Closure Systems International B.V., CSI Mexico LLC, CSI en Saltillo, S. de R.L. de C.V., and Closure Systems Mexico Holdings LLC, as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of CSI Tecniservicio, S. de
R.L. de C.V., and CSI en Ensenada, S. de R.L. de C.V.

Irrevocable Security Trust Agreement with Reversion Rights number F/00737 (Contrato de Fideicomiso de Garantía con Derechos de Reversión No. F/00737), dated January 29, 2010 executed by and among CSI en Saltillo, S. de R.L. de C.V., as trustor, The Bank of New York Mellon, S.A., Institución de Banca Múltiple, as trustee, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as first place beneficiary.

Partnership Interests Pledge Agreement (Contrato de Prenda sobre Partes Sociales) dated September 1, 2010, executed by and among Reynolds Packaging International B.V. and Closure Systems International B.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated April 19, 2011 executed by and among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., Central de Bolsas, S. de R.L. de C.V. (now Pactiv Foodservice México, S. de R.L. de C.V.), Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., and Grupo Corporativo Jaguar, S.A. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Pactiv México, S. de R.L. de C.V.

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated April 19, 2011, executed by and among Central de Bolsas, S. de R.L. de C.V. (now Pactiv Foodservice México, S. de R.L. de C.V.), Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Grupo Corporativo Jaguar, S.A. de C.V. and Pactiv México, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Partnership Interest Pledge Agreement (Contrato de Prenda sobre Parte Social) dated January 15, 2014, executed by and between Closure Systems International B.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of CSI en Saltillo, S. de R.L. de C.V.

Assignment Agreement dated as of October 15, 2014 by Pactiv Canada Inc. relating to a partnership interest in Reynolds Metals Company de Mexico S. de R.L. de C.V.

Assignment Agreement dated as of October 15, 2014 by Pactiv Canada Inc. relating to a partnership interest in Pactiv Foodservice Mexico S. de R.L. de C.V.

Assignment Agreement dated as of October 18, 2014 by Pactiv Canada Inc. relating to a partnership interest in Pactiv Mexico, S. de R.L. de C.V.

Pledge Assignment Agreement dated March 30, 2015 entered into by Reynolds Packaging International B.V. relating to a partnership interest in Pactiv Foodservice Mexico S. de R.L. de C.V.
“Obligaciones Garantizadas”
THE NETHERLANDS
Disclosed Pledge of Bank Accounts dated November 5, 2009 between Closure Systems International B.V. and Reynolds Consumer Products International B.V. (merged into Reynolds Packaging International B.V. on December 21, 2013) and the Pledgee (as defined therein).

Disclosed Pledge of Bank Accounts dated May 4, 2010 between Evergreen Packaging International B.V. and The Bank of New York Mellon.

Disclosed Pledge of Bank Accounts dated September 1, 2010 between Reynolds Packaging International B.V. and The Bank of New York Mellon.

Notorial Deed of Pledge of registered shares dated February 14, 2014 entered into by Reynolds Packaging International B.V. relating to shares in BPTE B.V.
“Secured Obligations”
UNITED KINGDOM
Security Over Shares Agreement over shares in Closure Systems International (UK) Limited granted by Closure Systems International B.V. dated December 2, 2009.

Security Over Shares Agreement over shares in Reynolds Consumer Products (UK) Limited granted by Reynolds Packaging International
B.V. dated December 2, 2009.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Reynolds Packaging International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Over Shares Agreement between Reynolds Packaging International B.V. and The Bank of New York Mellon, relating to shares in Ivex Holdings, Ltd dated September 1, 2010.
“Secured Liabilities”
UNITED STATES
U.S. Collateral Agreement, dated as of November 5, 2009, among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.
“Obligations”

Part II
List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
COSTA RICA
Pledge of Quotas Agreement, executed by Closure Systems International B.V. This document was executed on January 29, 2010, by Closure Systems International B.V. (as Pledgor) and also by Wilmington Trust (London) Limited (as Pledgee).
“Obligations”
HONG KONG	Security over Shares Agreement dated February 25, 2010 entered into by Closure Systems International B.V. over its shares in Closure Systems International (Hong Kong) Limited.
HUNGARY	Quota Charge Agreement dated January 29, 2010 over quotas in CSI Hungary Kft. granted by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited.

Excluded Grantors

JURISDICTION	ENTITY
LUXEMBOURG
1. Beverage Packaging Holdings (Luxembourg) I S.A.
2. Beverage Packaging Holdings (Luxembourg) II S.A.
3. Beverage Packaging Holdings (Luxembourg) III S.à r.l.
4. Beverage Packaging Holdings (Luxembourg) IV S.à r.l.
5. Beverage Packaging Holdings (Luxembourg) V S.A.
6. Beverage Packaging Holdings (Luxembourg) VI S.à r.l.
7. Evergreen Packaging (Luxembourg) S.à r.l.
8. Reynolds Group Issuer (Luxembourg) S.A.

NEW ZEALAND	9. Reynolds Group Holdings Limited
UNITED STATES
10. Bakers Choice Products, Inc.
11. BCP/Graham Holdings L.L.C.
12. Beverage Packaging Holdings II Issuer Inc.
13. Blue Ridge Holding Corp.
14. Blue Ridge Paper Products Inc.
15. BRPP, LLC
16. Closure Systems International Americas, Inc.
17. Closure Systems International Holdings, Inc.
18. Closure Systems International Packaging Machinery, Inc.
19. Closure Systems International, Inc.
20. Closure Systems Mexico Holdings LLC
21. CSI Mexico LLC
22. CSI Sales & Technical Services Inc.
23. Evergreen Packaging Inc.
24. GPACSUB LLC
26. GPC Holdings LLC
27. GPC Opco GP LLC
28. GPC Sub GP LLC
29. Graham Packaging Acquisition Corp.
30. Graham Packaging Company Inc.
31. Graham Packaging Company, L.P.
32. Graham Packaging GP Acquisition LLC
33. Graham Packaging Holdings Company
34. Graham Packaging LC, L.P.
35. Graham Packaging LP Acquisition LLC
36. Graham Packaging PET Technologies Inc.
37. Graham Packaging Plastic Products Inc.
38. Graham Packaging PX Company
39. Graham Packaging PX Holding Corporation
40. Graham Packaging PX, LLC
41. Graham Recycling Company, L.P.
42. Pactiv International Holdings Inc.
43. Pactiv Germany Holdings, Inc.
44. Pactiv Management Company LLC
45. PCA West Inc.
46. Pactiv Packaging Inc.
47. Renpac Holdings Inc.
48. Reynolds Consumer Products Holdings LLC
49. Reynolds Consumer Products LLC
50. Reynolds Group Holdings Inc.
51. Reynolds Group Issuer Inc.
52. Reynolds Group Issuer LLC
53. Reynolds Manufacturing Inc.
54. Reynolds Presto Products Inc.
55. Reynolds Services Inc.
56. Southern Plastics Inc.